SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E) (2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12




                           40|86 STRATEGIC INCOME FUND
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)



            -------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

           (1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

           (2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

           (4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

           (5) Total fee paid:

            --------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            (1) Amount Previously Paid:

            -----------------------------------------------------------

            (2) Form, Schedule or Registration Statement No.:

             -----------------------------------------------------------

            (3) Filing Party:

            -----------------------------------------------------------

            (4) Date Filed:

            -----------------------------------------------------------

                                                               [Graphic Omitted]


                           40|86 STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 25, 2004


      To our Shareholders:

      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders ("Meeting") of 40|86 Strategic Income Fund (the "Fund"), will be held at the 40|86 Advisors, Inc. Office, 535 College Drive, Carmel, Indiana, at 11:00 a.m., local time on March 25, 2004. The following proposals will be voted on at the Meeting:

            1. To elect one (1) Trustee to serve for a term ending in 2006; and

            2. To transact  such other  business as may properly come before the
               Meeting, or any adjournment or postponement thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      Only shareholders of record at the close of business on February 20, 2004 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                                 By Order of the Trustees
                                                 William P. Kovacs, Secretary

February 27, 2004
Carmel, Indiana








--------------------------------------------------------------------------------

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

--------------------------------------------------------------------------------

                                                               [Graphic Omitted]

                           40|86 STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                                 PROXY STATEMENT

      This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of the 40|86 Strategic Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the 40|86 Advisors Office, 535 College Drive, Building K, Carmel, Indiana on March 25, 2004, at 11:00 a.m., local time, (and at any adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Shareholders of record at the close of business on February 20, 2004 ("Record Date") are entitled to be present and to vote at the Annual Meeting. Each share of beneficial interest of the Fund ("Share") is entitled to one vote and each fractional Share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the Record Date shall not be voted. Shares represented by executed and unrevoked proxy cards will be voted in accordance with the specifications made thereon. Returned proxy cards that are unmarked will be voted in favor of the nominee for Trustee, in accordance with the recommendation of the Board of Trustees as to all other proposals described in the Proxy Statement, and at the discretion of the proxyholders on any other matter that may properly have come before the Annual Meeting or any adjournments thereof.

      If the enclosed proxy card is executed and returned, it nevertheless may be revoked by another proxy card or by letter or telegram directed to the Fund. To be effective, such revocation must be received prior to the meeting and indicate the shareholder's name. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

      The holders of a majority of the Shares issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote at the Annual Meeting shall have power to adjourn the meeting from time to time. Action on any matter is approved if a majority of shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

      It is expected that the Notice of Annual Meeting, this Proxy Statement and the form of the Proxy Card will be mailed to Shareholders of record on or about February 27, 2004. As of the Record Date, February 20, 2004, there were 6,839,660.7769 shares of beneficial interest of the Fund. To the Fund's knowledge, no shareholder beneficially owned five percent or more of its outstanding shares on that date.

      The Fund mailed a copy of its annual report for the last fiscal year on August 28, 2003. Should you require an additional annual report, the Fund will furnish, without charge, the report to any shareholder upon request. Such requests should be directed to the Fund at 11825 North Pennsylvania Street, Carmel, Indiana 46032, Attention: William P. Kovacs, Fund Secretary.

      The principal executive offices of the Fund are located at 11815 North Pennsylvania, Carmel, Indiana 46032. The Fund's investment adviser, 40|86 Advisors, Inc. (the "Adviser" or "40|86"), is located at 535 College Drive, Carmel, Indiana 46032.

ELECTION OF TRUSTEE

      In accordance with the Fund's Declaration of Trust, the Fund's Board of Trustees (the "Board") is divided into three classes: Class I, Class II and Class III. At the Meeting, shareholders will be asked to elect one Class I Trustee to hold office until the year 2006 Annual Meeting of Shareholders or thereafter when their respective successors are elected and duly qualified. The terms of office of the remaining Class II and III Trustees expire at the year 2004 and 2005 Annual Meeting of Shareholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified.

      On September 25, 2003, Mr. Maxwell E. Bublitz resigned from the Board. On the same day, the Board voted unanimously to elect Robert L. Cook to serve for Mr. Bublitz's unexpired term of office. The Board also voted unanimously to nominate Mr. Cook (the "Nominee") to be elected by the Shareholders to a term of three years expiring in 2006. He will serve until his successor is duly elected and qualified.

      Additionally, the Board voted unanimously to reduce the number of Board members to six (6) from seven (7), effective as of the next shareholder meeting, pursuant to the power granted to the Board in Article II, Section 2.1 of the Declaration of Trust of 40|86 Strategic Income Fund. Accordingly, there is no additional nomination for the Class I Trustee position currently held by Mr. William P. Daves, who is retiring from the Board.

      Each current Trustee, with the exception of Mr. Walthall and Mr. Cook, has served as Trustee since the Fund's commencement of operation in July 1998. Mr. Walthall has served as Trustee since December 1998 and Mr. Cook has served as Trustee since September 2003.

      The persons named upon the accompanying proxy card intend to vote each such proxy for the election of the Nominee, unless shareholders specifically indicate on their proxy card the desire to withhold authority to vote for elections to office. It is not contemplated that the Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person of their choice as nominee.

      The following information regarding the Nominee for election as a Trustee, and each Trustee whose term will continue after the Annual Meeting, includes such person's age, positions with the Adviser (if any), principal occupation and business experience for the last five years:

                                                                       NUMBER OF
                                                                        CONSECO
                                                                       FAMILY OF
                                                                       FUNDS AND
                                     PRINCIPAL OCCUPATION AND          PORTFOLIOS            PUBLIC
NAME OF TRUSTEE            AGE          BUSINESS EXPERIENCE            OVERSEEN**         DIRECTORSHIPS
----------------           ----      -----------------------           ----------         ------------
INTERESTED TRUSTEE
   NOMINEE
TERM EXPIRES 2006

ROBERT L. COOK*             34       Trustee of the Fund; Chartered    2 registered       None
                                     Financial Analyst. Director of    investment com-
                                     Research and Senior Vice          panies consisting
                                     President of 40|86. Trustee of    of 8 portfolios.
                                     one other investment company
                                     (40|86 Series Trust) managed
                                     by the Adviser.

OTHER TRUSTEES
--------------

CLASS II: TERM EXPIRES 2004
INTERESTED TRUSTEE

GREGORY J. HAHN*            43       Trustee and President of the      4 registered       None
                                     Fund: Chartered Financial         investment com-
                                     Analyst; Chief Investment         panies consisting
                                     Officer and Senior Vice           of 17 portfolios
                                     President, Adviser; President,
                                     Trustee and portfolio manager
                                     of other investment companies
                                     managed by the Adviser.


INDEPENDENT TRUSTEES

DR. JESS H. PARRISH         76       Trustee of the Fund: Higher       4 registered       None
                                     Education Consultant; Former      investment com-
                                     President, Midland College;       panies consisting
                                     Trustee of other investment       of 17 portfolios
                                     companies managed by the
                                     Adviser.

DAVID N.                             Trustee of the Fund:              4 registered       None
WALTHALL                    58       Principal, Walthall Asset         investment com-
                                     Management; Formerly              panies consisting
                                     President, Chief Executive        of 17 portfolios
                                     Officer and Director of Lyrick
                                     Corporation; Producer and
                                     distributor of Barney and
                                     Friends; Formerly, President
                                     and CEO, Heritage Media
                                     Corporation; Formerly,
                                     Director, Eagle National Bank;
                                     Trustee of other investment
                                     companies managed by the
                                     Adviser.

                                                                       NUMBER OF
                                                                        CONSECO
                                                                       FAMILY OF
                                                                       FUNDS AND
                                     PRINCIPAL OCCUPATION AND          PORTFOLIOS            PUBLIC
NAME OF TRUSTEE            AGE          BUSINESS EXPERIENCE            OVERSEEN**         DIRECTORSHIPS
----------------           ----      -----------------------           ----------         ------------

CLASS III: TERM EXPIRES 2005
INDEPENDENT TRUSTEES

HAROLD W.                  80        Trustee of the Fund: Chartered   4 registered        Ennis Business
HARTLEY                              Financial Analyst; Retired,      investment com-     Forms, Inc.,
                                     Executive Vice President,        panies consisting   printer and
                                     Tenneco Financial Services,      of 17 portfolios    constructor of
                                     Inc.; Trustee of other                               a broad line of
                                     investment companies managed                         business forms
                                     by the Adviser.                                      and other
                                                                                          products.

DR. R. JAN LECROY          72        Trustee of the Fund; Retired,    4 registered        SWS Securities
                                     President, Dallas Citizens       investment com-     Group, Inc.
                                     Council, Promoter of favorable   panies consisting
                                     business climate and quality     of 17 portfolios
                                     of life for all Dallas
                                     metropolitan-area citizens;
                                     Trustee of other investment
                                     companies managed by the
                                     Adviser.


--------------
 * The Trustees so indicated are considered "interested persons," of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to their employment with the Adviser and its affiliates.

** The Conseco Family of Funds consists of 40|86 Strategic Income Fund,  Conseco
   Fund Group, 40|86 Series Trust and Conseco StockCar Stocks Mutual Fund, Inc.

      All Trustees and officers have a mailing address c/o 40|86 Advisors, Inc., 535 College Drive, Carmel, IN 46032.

AUDIT COMMITTEE

      The Fund has an Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act and who are "independent" as defined in the listing standards of the New York Stock Exchange (NYSE). The principal responsibilities of the Audit Committee are to (1) review and recommend to the Board for its consideration the Fund's independent auditor; (2) review with the independent accountants the scope and performance of the audit; (3) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants; (4) review on a periodic basis a formal written statement from the independent accountants with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants; and (5) consider the comments of the independent accountants and management's responses thereto with respect to the quality and adequacy of the Fund's accounting and financial reporting policies, practices and internal controls.

      The Fund has adopted an Audit Committee Charter (the "Charter"). In accordance with proxy rules promulgated by the Securities and Exchange Commission, a fund audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Audit Committee Charter for the Fund was filed as Exhibit A to the Fund's 2002 Proxy fund's proxy Statement. The Fund's Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLC ("PwC"), independent accountants to the Fund.

      Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

      The Report of the Audit Committee, dated December 11, 2003, is attached to this proxy statement as Exhibit A.

FEES PAID TO INDEPENDENT ACCOUNTANTS FOR AUDIT SERVICES

      For the audit of the Fund's annual financial statements for the fiscal year ended June 30, 2003, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid $23,400 to PwC.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

      For the fiscal year ended June 30, 2003, the Fund, 40|86 and entities controlling, controlled by or under common control with 40|86 which provide services to the Fund did not pay or accrue any fees for financial information systems design and implementation services by PwC.

OTHER NON-AUDIT, NON-SYSTEMS SERVICES

      For the fiscal year ended June 30, 2003, the Fund, 40|86 and entities controlling, controlled by or under common control with 40|86 which provide services to the Fund paid or accrued aggregate fees of approximately $135,087 in audit fees and $163,640 for other services provided by PwC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

OTHER COMMITTEES

      The Fund also has a nominating committee, compensation committee, insurance committee and retirement committee comprised of its independent Trustees. The nominating committee reviews and nominates candidates to serve as independent Trustees. The nominating committee generally will not consider nominees recommended by shareholders of the Fund.

      The compensation committee periodically reviews and evaluates the compensation of the Independent Trustees and recommends changes, as necessary. The insurance committee periodically reviews and evaluates the Fund's insurance coverage. The retirement committee periodically reviews and evaluates the retirement policy and recommends changes, as necessary.

      During the fiscal year ended June 30, 2003, each of the committees described above held two meetings.

BOARD OF TRUSTEES MEETINGS

      During the Fund's fiscal year ended June 30, 2003, the Board of Trustees held four meetings. Each of the Trustees then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and committee meetings held during the fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and Trustees of the Fund and persons who own more than ten percent of a registered class of the Fund's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). Officers, Trustees and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all filed Forms 3, 4 and 5.

      Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Trustees, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e. any advisory board member, investment adviser or affiliated person of the Adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that three timely Form 4 filings may not have been made for three transactions by William P. Daves, Jr., retiring Trustee of the Fund.

COMPENSATION OF TRUSTEES

      Each Trustee who is not an "interested person" of the Fund receives an annual retainer fee of $7,500, a fee of $1,500 for each Board meeting, independent Trustee meeting or separate committee meeting (that is committee meeting(s) not conducted in conjunction with a Board meeting or independent Trustee meeting) they attend. Additionally, each Trustee receives a fee of $500 for Board meetings and separate committee meetings attended that are conducted by telephone. This fee may be prorated among other funds in the Conseco Family of Funds based upon the business conducted at the meeting. The Chairman of the Board receives an additional per meeting fee of $375 for in-person Board meetings. The Fund also reimburses each Trustee who is not an "interested person" of the Fund for travel and out-of-pocket expenses. 40|86, the investment adviser to the Fund, pays all compensation to all officers of and all Trustees of the Fund who are affiliated with 40|86.

      The Fund does not pay any other remuneration to its officers and Board members, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.

      The aggregate amount of compensation paid to each Trustee by the Fund for the fiscal year ended June 30, 2003, and by all funds in the Conseco Family of Funds for which such Trustee was a Board member (the number of which is set forth in parenthesis next to each Trustee's total compensation) for the year ended December 31, 2003, was as follows:

                                                             TOTAL COMPENSATION
                                     AGGREGATE                 FROM FUND AND
                                   COMPENSATION                 FUND COMPLEX
NAME OF TRUSTEE                     FROM FUND*                PAID TO TRUSTEE**
---------------                    -------------             -------------------
Harold W. Hartley                     $13,875                   $55,625 (17)

Dr. R. Jan LeCroy                     $13,875                   $55,750 (17)

Dr. Jess H. Parrish                   $13,875                   $55,625 (17)

David N. Walthall                     $13,875                   $56,625 (17)

-----------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $5,829 for all Trustees as a group.

** Represents TOTAL COMPENSATION FROM ALL investment companies in the fund complex, including the Fund, for which the Trustee serves as a Board Member.

STOCK OWNERSHIP

                                                                  AGGREGATE DOLLAR RANGE
                                  AGGREGATE DOLLAR RANGE       OF SECURITIES IN ALL CONSECO
TRUSTEES                           OF EQUITY IN THE FUND               FUND COMPLEX
--------                          ----------------------       ----------------------------
INDEPENDENT TRUSTEES

Harold W. Hartley                   $10,001 - $50,000              $10,001 - $50,000

Dr. R. Jan LeCroy                   None                           None

Dr. Jess H. Parrish                 None                           Over $100,000

David N. Walthall                   None                           None

INTERESTED TRUSTEES*

Gregory J. Hahn                     None                           None

Robert L. Cook                      $10,001 - $50,000              $50,001 - $100,000

----------------
* The Trustees so indicated are considered "interested persons," of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to their employment with the Adviser and its affiliates.

      To the knowledge of the Fund's management, as of the Record Date, the Trustees and officers of the Fund owned an aggregate of less than one percent of the outstanding shares of the Fund.

      THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT" TRUSTEES,
             RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE NOMINEE TO SERVE AS TRUSTEE OF THE FUND.

OTHER MATTERS

      If a proxy card is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy card from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

      The Fund's Board is not aware of any other matter, which may come before the meeting. However, should any such matter with respect to the Fund properly come before the meeting, it is the intention of the proxy holders to vote the proxy in accordance with their judgment on any such matter.

      The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record. The Fund will reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers of the Fund and employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person, by telephone or otherwise.

      The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, by telegraph, or by electronic transmission (e-mail).

                             SHAREHOLDERS PROPOSALS

      Proposals that shareholders wish to include in the Funds proxy statement for the Fund's next Annual Meeting of Shareholders must be received by the Fund at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032 no later than June 30, 2004, and must satisfy the other requirements of the federal securities laws.

ADDITIONAL INFORMATION

      40|86 Advisors, Inc., located at 535 College Drive, Carmel, Indiana 46032, serves as the Fund's investment adviser.

      PFPC, Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and accounting servicing agent.

NOTICE TO BANKS, BROKER/DEALERS VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the Fund, in care of PFPC, Inc., whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

      IT  IS  IMPORTANT  THAT  PROXY  CARDS  BE  RETURNED  PROMPTLY.  THEREFORE,
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: February 27, 2004

                                    EXHIBIT A

      The following sets forth information regarding the executive officers of the Fund.

                                                                 PRINCIPAL OCCUPATION
                                                                 AND BUSINESS
NAME AND POSITION                                                EXPERIENCE FOR PAST
WITH FUND                                AGE                     FIVE YEARS
---------                                ----                    ----------
GREGORY J. HAHN                           43                     Chartered Financial Analyst; Chief
                                                                 President Investment Officer and
                                                                 Senior Vice President, 40|86;
                                                                 President, trustee and portfolio
                                                                 manager of other investment
                                                                 companies managed by the Adviser.

WILLIAM P. KOVACS, ESQ.                   58                     Vice President, Senior Counsel,
Vice President and Secretary                                     Chief Compliance Office and Director
                                                                 of 40|86. Vice President and
                                                                 Secretary of other investment
                                                                 companies managed by the Adviser.
                                                                 Previously, Of Counsel to Shefsky &
                                                                 Froelich and Rudnick & Wolfe.

ROBERT L. COOK                            34                     Chartered Financial Analyst;
Vice President                                                   Director of Research and Senior Vice
                                                                 President, 40|86; Trustee, officer
                                                                 and portfolio manager of other
                                                                 investment companies managed by the
                                                                 Adviser.

AUDREY L. BRUCH                           36                     Certified Public Accountant; Vice
Treasurer                                                        President and Controller, 40|86;
                                                                 Treasurer of other investment
                                                                 companies managed by the Adviser.

WILLIAM T. DEVANNEY                       48                     Senior Vice President, Corporate
Vice President                                                   Taxes, of Conseco Services, LLC and
                                                                 various affiliates. Vice President
                                                                 of other investment companies
                                                                 managed by the Adviser.

                                    EXHIBIT A


                           40|86 STRATEGIC INCOME FUND
                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board of Trustees in its oversight of the Fund's financial reporting process. The Audit Committee operates pursuant to a Charter that was approved by the Board on May 17, 2000. As set forth in the Charter, management of the Fund is responsible for maintaining appropriate systems for accounting and internal control. The Fund's independent auditors are responsible for planning and conducting an audit to determine whether the financial statements present fairly in all material respects the financial position and results of the operations of the Fund.

      PricewaterhouseCoopers, LLP ("PwC") was the independent auditor for the Fund for the fiscal year ended June 30, 2003. In performing its oversight function, the Audit Committee reviewed and discussed the audited financial statements for the Fund's fiscal year ended June 30, 2003 with Fund management and PwC. The Audit Committee discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as modified or supplemented. The Audit Committee also received the written disclosures from PwC required by Independence Standards Board Standard No. 1, INDEPENDENT DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect. Finally, the Committee considered whether the provision by PwC of non-audit services to the Fund, or of professional services to the Adviser and those affiliates thereof that provide services to the Fund, is compatible with maintaining PwC's independence and has discussed with PwC its independence. PwC has not provided to the Fund, the Adviser or those affiliates thereof that provide services to the Fund, any information technology services relating to financial information design and implementation or internal audit services.

      Members of the Fund's Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit
Committee  relies  on,  and  makes no  independent  verification  of,  the facts presented and the representations made to it by Fund management and PwC. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the Fund's audited financial statements and the discussions referred to above with Fund management and PwC, and subject to the limitations on the responsibilities and role of the Audit Committee as set forth in the Charter and discussed above, the Audit Committee recommended the inclusion of the Fund's audited financial statements for the year ended June 30, 2003 in the Fund's Annual Report dated June 30, 2003.

      At a meeting held on August 14, 2003, upon the recommendation of the Audit Committee, a majority of the Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) selected PwC as independent accountants for the Fund for the fiscal year ending June 30, 2004. It is expected that representatives of PwC will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of PwC as independent auditors.


      SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND:

      Harold W. Hartley, Chairman of Audit Committee
      William P. Daves, Jr., Chairman of the Board
      Dr. R. Jan LeCroy
      Dr. Jess H. Parrish
      David N. Walthall

                      [This Page Intentionally Left Blank]

                                  DETACH HERE                             ZSIF22

                                     PROXY

                          40|86 STRATEGIC INCOME FUND

                ANNUAL MEETING OF SHAREHOLDERS - MARCH 25, 2004

     The undersigned shareholder of 40|86 Strategic Income Fund (the "Fund") hereby appoint(s) William P. Kovacs, Karl W. Kindig and Sarah L. Todd, or any one of them, attorneys with full power of substitution, to vote, as indicated herein, All of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on February 20, 2004 at the Annual Meeting of Shareholders of the Fund to be held at the 40|86 Advisors, Inc. Offices, 535 N. College Drive, Building K, Carmel, Indiana on March 25, 2004 at 11:00 a.m., and any and all adjournments thereof; with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEE AND "FOR" THE PROPOSALS LISTED ON THE REVERSE SIDE, UNLESS OTHERWISE INDICATED.


 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
-------------                                                     -------------
 SEE REVERSE                                                       SEE REVERSE
    SIDE                                                              SIDE
-------------                                                     -------------

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

40|86 STRATEGIC INCOME FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586














            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL      ZSIF21

     PLEASE MARK                                                     |
[X]  VOTES AS IN                                                     |     4983
     THIS EXAMPLE.                                                   |
                                                                      ------

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEE UNLESS OTHERWISE INDICATED.


1. Election of Trustee.                 2. In their discretion,  the Proxies are
   NOMINEE: (01) Robert L. Cook         authorized   to  vote  upon  such  other
                                        business as may properly come before the
                                        meeting,    or   any    adjournment   or
                                        adjournments.

  FOR      [ ]     [ ] WITHHOLD
NOMINEE                  FROM           MARK HERE FOR ADDRESS CHANGE AND NOTE AT
                       NOMINEE          LEFT     [ ]

                                        SIGNATURE(S)  SHOULD BE  EXACTLY AS NAME
                                        OR NAMES  APPEARING  ON THIS  PROXY.  IF
                                        SHARES  ARE HELD  JOINTLY,  EACH  HOLDER
                                        SHOULD SIGN.  IF SIGNING IS BY ATTORNEY,
                                        ADMINISTRATOR,   TRUSTEE  OR   GUARDIAN,
                                        PLEASE GIVE FULL TITLE.

                                        SIGN,  DATE AND  RETURN  THE PROXY  CARD
                                        PROMPTLY USING THE ENCLOSED ENVELOPE TO:

                                        Proxy  Services,  PFPC  Inc.,  P.O.  Box
                                        8586, Edison, NJ 08818-8586

                                        IMPORTANT: No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.

                                        To hold the  meeting,  a majority of the
                                        shares  eligible  to vote is required by
                                        law to be represented.  Therefore, it is
                                        important that you vote now so that your
                                        Fund   will   not   have  to  bear   the
                                        unnecessary     expense    of    another
                                        solicitation of proxies.


                                        PLEASE MARK BOXES IN BLUE OR BLACK INK.



Signature:                Date:          Signature:                 Date:
          ---------------      ---------           ----------------      -------